UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

BlackRock Build America Bond Trust

BlackRock California Municipal 2018 Term Trust

BlackRock California Municipal Income Trust

BlackRock Core Bond Trust

BlackRock Credit Allocation Income Trust

BlackRock Defined Opportunity Credit Trust

BlackRock Dividend Income Trust

BlackRock EcoSolutions Investment Trust

BlackRock Energy and Resources Trust

BlackRock Enhanced Equity Dividend Trust

BlackRock Floating Rate Income Trust

BlackRock Florida Municipal 2020 Term Trust

BlackRock Global Opportunities Equity Trust

BlackRock Health Sciences Trust

BlackRock Income Opportunity Trust, Inc.

BlackRock Income Trust, Inc.

BlackRock International Growth and Income Trust

BlackRock Investment Quality Municipal Trust, Inc.

BlackRock Limited Duration Income Trust

BlackRock Long-Term Municipal Advantage Trust

BlackRock Maryland Municipal Bond Trust

BlackRock Multi-Sector Income Trust

BlackRock MuniAssets Fund, Inc.

BlackRock Municipal 2018 Term Trust

BlackRock Municipal 2020 Term Trust

BlackRock Municipal Bond Investment Trust

BlackRock Municipal Bond Trust

BlackRock Municipal Income Investment Quality Trust

BlackRock Municipal Income Investment Trust

BlackRock Municipal Income Quality Trust

BlackRock Municipal Income Trust

BlackRock Municipal Income Trust II

BlackRock Municipal Target Term Trust

BlackRock New Jersey Municipal Bond Trust

BlackRock New Jersey Municipal Income Trust

BlackRock New York Municipal 2018 Term Trust

BlackRock New York Municipal Bond Trust

BlackRock New York Municipal Income Quality Trust

BlackRock New York Municipal Income Trust

BlackRock New York Municipal Income Trust II

BlackRock Real Asset Equity Trust

BlackRock Resources & Commodities Strategy Trust

BlackRock Utility and Infrastructure Trust

BlackRock Virginia Municipal Bond Trust

The BlackRock Pennsylvania Strategic Municipal Trust

The BlackRock Strategic Municipal Trust

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on July 30, 2014.

BLACKROCK FUNDS	Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	June 3, 2014
	Date: July 30, 2014	Time: 10:00 A.M. EDT
	Location:	55 East 52nd Street 11th Floor New York, NY 10055
You are receiving this communication because you hold shares in the fund named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

M76461-P54041

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
PROXY STATEMENT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 17, 2014 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

M76462-P54041

Voting Items
The Board of Directors/Trustees recommends you vote FOR the following:

1.	To Elect Board Member Nominees:

01) Paul L. Audet 02) Michael J. Castellano 03) R. Glenn Hubbard 04) W. Carl Kester

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M76463-P54041

Voting Items
The Board of Directors/Trustees recommends you vote FOR the following:

1.	To Elect Board Member Nominees:

01) Paul L. Audet 02) Michael J. Castellano 03) R. Glenn Hubbard

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M76464-P54041

Voting Instructions

M76465-P54041